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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 7, 2019 (November 6, 2019)
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Realogy Holdings Corp.	Common Stock, par value $0.01 per share	RLGY	New York Stock Exchange
Realogy Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 1.01.	Entry into a Material Definitive Agreement. .
Purchase and Sale Agreement
On November 6, 2019, Realogy Holdings Corp. (the “Company”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with SIRVA Worldwide, Inc. (the “Buyer”), a subsidiary of SIRVA, Inc. Pursuant to the Purchase Agreement, the Company has agreed to sell its employee relocation services business (the “Business”) held by Cartus Corporation, an indirect subsidiary of the Company (“Cartus”), to the Buyer. Buyer is controlled by affiliates of Madison Dearborn Partners, LLC (the “Sponsor”). Subject to the terms and conditions of the Purchase Agreement, and following the completion of certain restructuring steps to separate from Cartus the affinity and broker-to-broker referral businesses that the Company will retain (the “Restructuring”), the Buyer will purchase all of the outstanding equity interests in Cartus for an aggregate purchase price of $400 million, consisting of $375 million in cash payable at the closing of the transaction (the “Closing”) and a $25 million deferred payment payable after the Closing, subject to certain adjustments set forth in the Purchase Agreement (collectively, the “Transaction”).
The Closing is subject to closing conditions, including (i) the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act and the receipt of other required regulatory clearances, (ii) the absence of any preliminary or permanent injunction or other order restraining, prohibiting or otherwise making illegal the consummation of the Transaction, and the absence of any law prohibiting or making illegal the consummation of the Transaction, (iii) subject to certain materiality and other qualifications, the accuracy of the representations and warranties made by the Company and the Buyer under the Purchase Agreement, (iv) the performance in all material respects by each of the Company and the Buyer of its obligations under the Purchase Agreement, (v) in the case of the Buyer’s obligations to complete the Transaction, the absence of any Material Adverse Effect (as defined in the Purchase Agreement) with respect to the Business since the date of the Purchase Agreement and (vi) in the case of the Buyer’s obligations to complete the Transaction, the completion in all material respects of the Restructuring.
Each of the Company and the Buyer have the right to terminate the Purchase Agreement under certain circumstances, including, among others, (i) upon mutual consent, (ii) upon a material uncured breach by the other party to the Purchase Agreement, (iii) upon a final, non-appealable order of any governmental authority that permanently restrains, enjoins or otherwise prohibits the Transaction, (iv) if Buyer fails to consummate the Closing within three business days after receipt of irrevocable confirmation from the Company that all conditions to Closing have been satisfied and that if the Buyer’s Debt Financing and Equity Financing (as defined in the Purchase Agreement) are funded, then the Company will consummate the Closing or (v) if the Closing has not occurred by April 30, 2020 (the “Outside Date”); provided that either party may extend the Outside Date to November 6, 2020 if all conditions to Closing, except with respect to certain regulatory approvals, are satisfied.
The Purchase Agreement provides that the Buyer will be required to pay to the Company a $30,000,000 termination fee if the Purchase Agreement is terminated (i) by the Company or the Buyer, due to failure to complete the Transaction after the Outside Date (as extended pursuant to the Purchase Agreement); provided that all conditions to Closing, except with respect to certain regulatory approvals, have been satisfied, (ii) by the Company or the Buyer, due to a final, non-appealable order arising under antitrust laws that permanently restrains, enjoins or otherwise prohibits the Transaction or (iii) by the Company, due to a material uncured breach by the Buyer to the Purchase Agreement or due to Buyer’s failure to consummate the Closing within three business days after receipt of irrevocable confirmation that the Company is ready and willing to consummate the Closing. Certain affiliates of the Sponsor have guaranteed the payment of the termination fee to the Company, when due, under the Purchase Agreement.
The Company and the Buyer have agreed to indemnify each other for losses resulting from certain specified breaches of the Purchase Agreement and for certain other liabilities, subject to certain limitations.
The Purchase Agreement includes certain representations and warranties made by the Company and the Buyer to each other. The representations and warranties of each party have been made solely for the benefit of the other parties to the Purchase Agreement and may not be relied upon by any other person (except to the extent expressly provided by the terms of the Purchase Agreement). In addition, the representations and warranties (i) have been qualified by the disclosure letter that the Company delivered to the Buyer in connection with the execution of the Purchase Agreement, (ii) are subject to materiality standards set forth in, and established by, the Purchase Agreement, which may differ from materiality standards used in other contexts or by other persons and (iii) were made as of specific dates. Representations and warranties may be used for diligence purposes, to allocate risk among parties or to determine whether closing conditions have been satisfied or require waiver. Information regarding a party may also change after the date on which the representations and warranties were made. As a result, reference solely to the representations and warranties of a party outside the context of the disclosure letter, without reference to, or knowledge of, the qualifications or limitations set forth in the Purchase Agreement, should not necessarily be considered a statement of fact, current or prospective, about that party.

The Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company, the Business or the Buyer.
The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is qualified in its entirety by the Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
On November 7, 2019, the Company issued a press release in connection with the Transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
2.1	Purchase and Sale Agreement, dated as of November 6, 2019, by and between SIRVA Worldwide, Inc. and Realogy Holdings Corp.*
99.1	Press Release, dated November 7, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits have been omitted pursuant to Section 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: November 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: November 7, 2019

EXHIBIT INDEX

Exhibit No.	Description
2.1	Purchase and Sale Agreement, dated as of November 6, 2019, by and between SIRVA Worldwide, Inc. and Realogy Holdings Corp.*
99.1	Press Release, dated November 7, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).